Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Advisor No-Load VA and Ameritas Advisor II VUL

Prospectuses Dated May 1, 2022

Supplement Dated September 29, 2022

Effective August 1, 2022, the Fee Waiver which was previously applicable for the American Century VP Mid Cap Value Fund, Class I (the "Portfolio") was terminated. Therefore, the net Current Expenses listed below are restated and reflect the increase of the net Current Expenses for this Portfolio. The following information replaces the existing disclosure relating to Current Expenses in APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY in your Policy prospectus for the Portfolio:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses*	Average Annual Total Returns As of 12/31/2021
			1 year	5 year	10 year
Long-term capital growth. Income is a secondary objective.	American Century VP Mid Cap Value Fund, Class I, American Century Investment Management, Inc.	0.85%	23.20%	9.41%	12.82%

*	Current Expenses take into account expense reimbursement or fee waiver arrangements in place. Annual expenses for the fund for the year ended December 31, 2021, reflect temporary fee reductions under such an arrangement.
No changes to other footnotes.

Please refer to the Portfolio Summary Prospectus revised August 1, 2022 for details regarding the expenses of this Portfolio.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 883 9-22